UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	TTS	The Nasdaq Stock Market LLC

☐ ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

On October 22, 2019, Tile Shop Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), such exhibit and the information set forth therein and in this Item 2.02 have been furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing regardless of any general incorporation language.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 18, 2019, the Company’s Board of Directors (the “Board”) determined to voluntarily delist the Company’s common stock from The Nasdaq Stock Market LLC (“Nasdaq”), and the Company notified Nasdaq of the Board’s determination on October 22, 2019.

The Company intends to file with the SEC, on or about November 1, 2019, a Form 25 requesting the delisting of its common stock from Nasdaq and the deregistration of its common stock under Section 12(b) of the Exchange Act.  After the effectiveness of the Form 25, the Company intends to file with the SEC, on or about November 12, 2019, a Form 15 requesting the deregistration of its common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.  After delisting, the Company’s common stock may be eligible for quotation on the Pink tier of OTC Markets Group if market makers commit to making a market in the Company’s shares.  The Company can provide no assurance that trading in its common stock will continue on the OTC Markets Group or otherwise.

On October 22, 2019, the Company issued a press release announcing its intention to delist from Nasdaq and providing additional information about the reasons for the Board’s decision, a letter to its employees, and a summary of frequently asked questions relating to the proposed delisting and deregistration, which are attached hereto as Exhibits 99.2, 99.3, and 99.4, respectively, and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2019, Mr. Christopher T. Cook tendered his resignation, effective immediately, from the Board.  The resignation was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies, or practices and was not as a result of the Company’s proposed delisting and deregistration.

Item 8.01	Other Events

On October 18, 2019, the Board determined to suspend the Company’s quarterly cash dividend and terminate the Company’s share repurchase program, each effective immediately, to focus on debt reduction and continued investment in strategic initiatives.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Tile Shop Holdings, Inc., dated October 22, 2019
99.2	Press Release of Tile Shop Holdings, Inc., dated October 22, 2019
99.3	Letter to Employees, dated October 22, 2019
99.4	Frequently Asked Questions Relating to the Proposed Transaction, dated October 22, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.
By /s/ Nancy DiMattia
Date: October 22, 2019	Name: Nancy DiMattia
Title: Chief Financial Officer